Fourth Quarter and Full Year 2025 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q4 & FY 2025 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Bruce Swain Interim President & Chief Executive Officer 3 Q4 & FY 2025 FINANCIAL RESULTS

Countries 70 Employees ~10,000 $20B+ Claims Managed Annually Global Reach, Trusted Partner Q4 & FY 2025 FINANCIAL RESULTS 4

Multiple Growth Drivers Benefitting Crawford Q4 & FY 2025 FINANCIAL RESULTS Natural disasters continue to drive global demand in weather-related claims Increasing complexity of risk fueling expansion of major and complex loss market Streamlined U.S. operations structure will improve efficiency and support scalable growth Industry-leading expertise and technology capabilities enhancing market share Complex claim environment driving demand for third party administration services

* See Appendix for non-GAAP explanation and reconciliation Q4 & FY 2025 FINANCIAL RESULTS YoY Revenue $1.29B FY ‘24 FY ‘25 $1.27B YoY Adjusted Operating Earnings* $74.7M FY ‘24 FY ‘25 $82.3M FY25 revenue of $1.27B decreased 2.1% YoY due to lower property claims activity in the U.S. Record annual revenues for Broadspire and International Operations Consolidated operating earnings increase of 10.1% YoY with improved results in North America Loss Adjusting, International Operations, and Broadspire Record operating earnings for Broadspire Non-GAAP EPS of $0.91 for both CRD-A and CRD-B Operating cashflow of $102M; improved by $50M YoY Paid annual dividend of $0.29 per share Added $98M in new business growth Strong balance sheet and liquidity Leverage ratio remains very low at 1.39x EBITDA, enhancing financial flexibility * See Appendix for non-GAAP explanation and reconciliation FY 2025 Highlights Q4 & FY 2025 FINANCIAL RESULTS

Our Capital Allocation Strategy Investing in long-term growth Through Cap Ex and M&A  Strong liquidity Leverage ratio of 1.39x EBITDA significantly below industry average Returning capital to shareholders Paid fourth quarter dividend $0.075 Annual dividend of $0.29 per share Active share repurchase program Q4 & FY 2025 FINANCIAL RESULTS Committed to industry-leading financial strength and employing a disciplined approach to capital allocation

OPERATIONAL UPDATE Q4 & FY 2025 FINANCIAL RESULTS 8 Holly Boudreau, Chief Financial Officer

9

4Q25 Revenue Contribution

International Operations

36%

All Service Lines Outside of North America:

- UK
- Australia
- Europe/Middle East
- Asia
- Latin America

Broadspire (U.S. Only)

33%

Third Party Administration:

- Workers' Comp
- Auto & Liability Claims
- Medical Management
- Disability
- Technology Services
- Accident and Health

North America Loss Adjusting

23%

North American Service Lines:

- U.S. Loss Adjusting
- Canada Loss Adjusting
- edjuster

Platform Solutions (U.S. Only)

8%

Service Lines Include:

- Contractor Connection
- Catastrophe
- Subrogation (Praxis)

Crawford | Q4 & FY 2025 FINANCIAL RESULTS

Revenue flat YoY Operating earnings decreased by $1.9M, or 22.3% YoY Reflecting the absence of one-time benefits in 4Q24 and softer results in Latin America Operating margin decreased by 165 bps Continuing prioritization of efficiency initiatives with a focus on strategic pricing actions and exit from non-core businesses International Operations 4Q25 Results Revenues $111.9M Operating Earnings $6.6M Q4 & FY 2025 FINANCIAL RESULTS

Revenues $101.5M $13.2M Operating Earnings Fourth quarter results contributed to record-setting annual revenue and operating earnings YoY revenue growth of 3.9% driven by continued growth in both claims and medical management service lines Retention rate of 94% Operating earnings increased by $3.1M, or 30.2% YoY Operating margin increased by 263 bps Broadspire 4Q25 Results Q4 & FY 2025 FINANCIAL RESULTS

Revenue decreased 11.8% 4Q24 revenues included activity from hurricanes Helene and Milton which did not repeat in 2025 Operating earnings increased by $0.6M or 17.7% YoY Improvements driven by Canada Operating margin increased by 142 bps Attracts and retains experienced major and complex adjusting talent, creating competitive advantage through depth of expertise and service excellence North America Loss Adjusting 4Q25 Results Q4 & FY 2025 FINANCIAL RESULTS Revenues $70.1M Operating Earnings $ 4.0M

Platform Solutions 4Q25 Results Revenues $25.1M Operating Loss ($1.1M) Q4 & FY 2025 FINANCIAL RESULTS Revenue decreased 56.5% YoY Fourth quarter results in the segment were adversely impacted by: Benign weather activity in 2025 compared to 4Q24 which included significant revenue related to hurricanes Helene and Milton Carrier clients shifting to internalized claims management as they reduce reliance on outsourced providers

FY ‘24 FY ‘25 Non-weather-related revenue Weather-related revenue (US CAT, USLA, Australia) Weather Variability Can Impact Claims Activity U.S. Severe Storm Reports1,2 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, February 4, 2026 2 Preliminary data Q4 & FY 2025 FINANCIAL RESULTS Q4 ‘24 Q4 ‘25 -21.9% 1,087 849 Consolidated Weather-Related vs. Non-Weather-Related Revenue $347M $308M -11.2% -0.4% -32.5% 2024 included revenues from claims activity associated with hurricanes Milton and Helene not repeated in 2025

FINANCIAL UPDATE Holly Boudreau, Chief Financial Officer Q4 & FY 2025 FINANCIAL RESULTS 15

Q4 2025 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) December 31, 2025 December 31, 2024 % Change Revenues $308.5 $347.3 (11)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $304.9 $347.3 (12)% Net (Loss) Income Attributable to Shareholders of Crawford & Company $(7.2) $5.7 (227)% Diluted (Loss) Earnings per Share CRD-A $(0.15) $0.11 (236)% CRD-B $(0.15) $0.12 (225)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.15 $0.19 (21)% CRD-B $0.15 $0.19 (21)% Adjusted Operating Earnings (1) $15.8 $18.7 (15)% Adjusted Operating Margin (1) 5.1% 5.4% (30) bps Adjusted EBITDA (1) $23.9 $27.9 (14)% Adjusted EBITDA Margin (1) 7.7% 8.0% (30) bps Q4 & FY 2025 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Dec 31, 2025 December 31, 2019 Dec 31, 2024 December 31, 2018 Change Change Cash and cash equivalents $ 64,079 $ 55,412 $ 8,667 Accounts receivable, net 115,661 142,064 (26,403) Unbilled revenues, net 126,960 131,080 (4,120) Total receivables 242,621 273,144 (30,523) Goodwill 76,569 76,368 201 Intangible assets arising from business acquisitions, net 66,352 74,545 (8,193) Deferred revenues 57,093 59,685 (2,592) Pension liabilities 17,910 21,084 (3,174) Short-term borrowings and current portion of finance leases 38,500 17,822 20,678 Long-term debt, less current portion 150,593 200,315 (49,722) Total debt 189,093 218,137 (29,044) Total stockholders' equity attributable to Crawford & Company 173,093 157,210 15,883 Net debt (1) 125,014 162,725 (37,711) Q4 & FY 2025 FINANCIAL RESULTS

Net Debt and Pension Liability $125.0M Net debt at $125.0 million $137.3M Leverage Ratio of 1.39x EBITDA at end of Q4 ‘25 $17.9M Pension liability at $17.9 million $74.3M Funded Ratio of US pension plan is 94.0% at end of Q4 ‘25 Q4 & FY 2025 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2025 2019 2024 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 19,634 $ 26,596 $ (6,962) Depreciation and Other Non-Cash Operating Items 47,996 41,998 5,998 Deferred incomes taxes (3,328) (2,534) (794) Contingent Earnout Adjustments 537 (1,099) 1,636 Billed Receivables Change 26,369 (10,741) 37,110 Unbilled Receivables Change 5,348 (13,691) 19,039 Change in Accrued Compensation, 401K, and Other Payroll 1,609 1,922 (313) Other Working Capital Changes 3,682 9,168 (5,486) Cash Flows from Operating Activities 101,847 51,619 50,228 Property & Equipment Purchases, net (7,014) (6,210) (804) Capitalized Software (internal and external costs) (31,535) (35,437) 3,902 Free Cash Flow(1) $ 63,298 $ 9,972 $ 53,326 Q4 & FY 2025 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $6.8 million in Q4 ‘25 compared to corporate costs of $8.0 million in Q4 ‘24 Variance was primarily due to a decrease in professional fees partially offset by higher compensation costs Non-service Pension Costs Q4 ‘25 non-service pension costs of $2.4 million compared with $2.5 million at Q4 ’24 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Restructuring Costs Recognized $14.0 million of pretax restructuring and other costs in 4Q ‘25 related to initiatives to improve operating performance, profitability and efficiency Restructuring adjustment increased non-GAAP diluted EPS by $0.22; costs primarily related to asset impairments, lease terminations, severance and loss on sale of a business Quarterly Dividend In Q4 ‘25 Crawford paid a $0.075 dividend per share for CRD-A and CRD-B Share Repurchases In Q4 ‘25 Crawford repurchased 573,761 shares of CRD-A and 118,214 shares of CRD-B During the fourth quarter, the Company's Board of Directors authorized the addition of 2 million shares of its common stock to the existing Share Repurchase Program for the repurchase of both CRD-A and CRD-B, and extended the program termination date to December 31, 2027 Approximately 2.1 million shares are eligible to be repurchased under the plan Q4 & FY 2025 FINANCIAL RESULTS

Q4 & FY 2025 FINANCIAL RESULTS Streamlined Operating Structure U.S. Operations International Operations Broadspire Claims Management Medical Management Subrogation U.S. Property & Casualty U.S. Loss Adjusting Global Technical Services Claims Solutions Networks Contractor Connection Catastrophe Services UK Australia Canada Europe/Middle East Asia Latin America Effective January 1, 2026

Summary EXPANDING MARKET PRESENCE Driving profitable growth across the globe NEXT-GEN TECHNOLOGY Leading the industry with cutting-edge technological capabilities DIVERSIFIED REVENUE STREAMS Diverse business lines and international footprint support long-term growth and cash generation STRONG FINANCIAL BASE Financial strength and liquidity provide flexibility to pursue market opportunities

Appendix: Segment Results and Non-GAAP Financial Information Q4 & FY 2025 FINANCIAL RESULTS 23

International Operations Three months ended Unaudited (in thousands, except percentages) December 31, 2025 December 31, 2024 Variance Revenues $111,901 $112,491 (0.5)% Direct expenses 90,186 88,747 1.6% Gross profit 21,715 23,744 (8.5)% Indirect expenses 15,131 15,271 (0.9)% Operating earnings $6,584 $8,473 (22.3)% Gross profit margin 19.4% 21.1% (1.7)% Operating margin 5.9% 7.5% (1.6)% Total cases received 116,874 129,985 (10.1)% Full time equivalent employees 3,435 3,653 (6.0)% Q4 & FY 2025 FINANCIAL RESULTS

Broadspire Three months ended Unaudited (in thousands, except percentages) December 31, 2025 December 31, 2024 Variance Revenues $101,457 $97,680 3.9% Direct expenses 76,267 76,385 (0.2)% Gross profit 25,190 21,295 18.3% Indirect expenses 12,002 11,163 7.5% Operating earnings $13,188 $10,132 30.2% Gross profit margin 24.8% 21.8% 3.0% Operating margin 13.0% 10.4% 2.6% Total cases received 131,550 129,894 1.3% Full time equivalent employees 2,867 2,758 4.0% Q4 & FY 2025 FINANCIAL RESULTS

North America Loss Adjusting Three months ended Unaudited (in thousands, except percentages) December 31, 2025 December 31, 2024 Variance Revenues $70,078 $79,434 (11.8)% Direct expenses 59,298 66,490 (10.8)% Gross profit 10,780 12,944 (16.7)% Indirect expenses 6,818 9,578 (28.8)% Operating earnings $3,962 $3,366 17.7% Gross profit margin 15.4% 16.3% (0.9)% Operating margin 5.7% 4.2% 1.5% Total cases received 77,609 55,641 39.5% Full time equivalent employees 1,951 1,977 (1.3)% Q4 & FY 2025 FINANCIAL RESULTS

Platform Solutions Three months ended Unaudited (in thousands, except percentages) December 31, 2025 December 31, 2024 Variance Revenues $25,085 $57,649 (56.5)% Direct expenses 21,212 47,045 (54.9)% Gross profit 3,873 10,604 (63.5)% Indirect expenses 4,953 5,848 (15.3)% Operating (loss) earnings $(1,080) $4,756 (122.7)% Gross profit margin 15.4% 18.4% (3.0)% Operating margin (4.3)% 8.2% (12.5)% Total cases received 32,863 78,965 (58.4)% Full time equivalent employees 653 1,257 (48.0)% Q4 & FY 2025 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q4 & FY 2025 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs, restructuring and other costs, net, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q4 & FY 2025 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) December 31, 2025   December 31, 2024   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 174,985 56.7% $ 213,400 61.4%   U.K. GBP 45,272 14.7% 44,417 12.8%   Canada CAD 21,635 7.0% 21,363 6.2%   Australia AUD 21,864 7.1% 23,481 6.8%   Europe EUR 18,095 5.9% 16,304 4.7%   Rest of World Various 26,670 8.6%   28,289 8.1%   Total Revenues, before reimbursements $ 308,521 100.0% $ 347,254 100.0%                   Q4 & FY 2025 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) December 31, 2025 December 31, December 31, 2024 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 320,086 $ 358,318 Reimbursements (11,565) (11,064) Revenues Before Reimbursements 308,521 347,254 Costs of Services Provided, Before Reimbursements Total Costs of Services 235,202 263,416 Reimbursements (11,565) (11,064) Costs of Services Provided, Before Reimbursements $ 223,637 $ 252,352 Q4 & FY 2025 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, 2025 December 31, December 31,2024 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 3,962 $ 3,366 International Operations 6,584 8,473 Broadspire 13,188 10,132 Platform Solutions (1,080) 4,756 Unallocated corporate and shared costs, net (6,812) (8,001) Consolidated Operating Earnings 15,842 18,726 (Deduct) Add: Net corporate interest expense (3,097) (4,328) Stock option expense (159) (80) Amortization expense (2,680) (1,841) Non-service pension costs (2,363) (2,451) Contingent earnout adjustments (34) (448) Restructuring and other costs, net (13,996) — Income tax provision (786) (3,717) Net loss (income) attributable to noncontrolling interests 33 (139) Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (7,240) $ 5,722 Q4 & FY 2025 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Year Ended Quarter Ended Year Ended Quarter Ended December 31, 2025 December 31, December 31,2024 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 20,974 $ 18,173 International Operations 25,123 21,001 Broadspire 54,608 52,429 Platform Solutions 7,563 11,173 Unallocated corporate and shared costs, net (25,995) (28,066) Consolidated Operating Earnings 82,273 74,710 (Deduct) Add: Net corporate interest expense (14,687) (16,862) Stock option expense (609) (574) Amortization expense (8,431) (7,497) Non-service pension costs (9,413) (9,764) Contingent earnout adjustments (537) 1,099 Restructuring and other costs, net (13,996) — Income tax provision (14,924) (14,583) Net (income) loss attributable to noncontrolling interests (42) 67 Net Income Attributable to Shareholders of Crawford & Company $ 19,634 $ 26,596 Q4 & FY 2025 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, December 31, 2025 December 31, December 31, 2024 December 31, Unaudited ($ in thousands) 2019 2018 Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (7,240) $ 5,722 Add: Depreciation and amortization 10,498 9,238 Stock-based compensation 357 1,949 Net corporate interest expense 3,097 4,328 Non-service pension costs 2,363 2,451 Contingent earnout adjustments 34 448 Restructuring and other costs, net 13,996 — Income tax provision 786 3,717 Adjusted EBITDA $ 23,891 $ 27,853 Q4 & FY 2025 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) December 31, 2025 December 31, December 31, 2024 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 38,454 $ 17,750 Current installments of finance leases and other obligations 46 72 Long-term debt and finance leases, less current installments 150,593 200,315 Total debt 189,093 218,137 Less: Cash and cash equivalents 64,079 55,412 Net debt $ 125,014 $ 162,725 Q4 & FY 2025 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) December 31, 2025 December 31, 2019 December 31, 2024 December 31, 2018 North America Loss Adjusting $ 10,780 $ 12,944 International Operations 21,715 23,744 Broadspire 25,190 21,295 Platform Solutions 3,873 10,604 Segment gross profit 61,558 68,587 Segment indirect costs: North America Loss Adjusting (6,818) (9,578) International Operations (15,131) (15,271) Broadspire (12,002) (11,163) Platform Solutions (4,953) (5,848) Unallocated corporate and shared costs, net (6,812) (8,001) Consolidated operating earnings 15,842 18,726 Net corporate interest expense (3,097) (4,328) Stock option expense (159) (80) Amortization expense (2,680) (1,841) Non-service pension costs (2,363) (2,451) Contingent earnout adjustments (34) (448) Restructuring and other costs, net (13,996) — Income tax provision (786) (3,717) Net loss (income) attributable to noncontrolling interests 33 (139) Net (loss) income attributable to shareholders of Crawford & Company $ (7,240) $ 5,722 Q4 & FY 2025 FINANCIAL RESULTS

Reconciliation of Fourth Quarter Non-GAAP Results

37

Three Months Ended December 31, 2025

Unaudited ($ in thousands)	Pretax (Loss) Earnings	Net (Loss) Income Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share[1]	Diluted (Loss) Earnings per CRD-B Share[1]
GAAP	$ (6,487)	$ (7,240)	$ (0.15)	$ (0.15)
Adjustments:				
Amortization of intangible assets	2,680	2,280	0.05	0.05
Non-service-related pension costs	2,363	1,856	0.04	0.04
Contingent earnout adjustments	34	34	—	—
Restructuring and other costs, net	13,996	10,735	0.22	0.22
Non-GAAP Adjusted	$ 12,586	$ 7,665	$ 0.15	$ 0.15

Three Months Ended December 31, 2024

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share[1]
GAAP	$ 9,578	$ 5,722	$ 0.11	$ 0.12
Adjustments:				
Amortization of intangible assets	1,841	1,561	0.03	0.03
Non-service-related pension costs	2,451	1,917	0.04	0.04
Contingent earnout adjustments	448	450	0.01	0.01
Non-GAAP Adjusted	$ 14,318	$ 9,650	$ 0.19	$ 0.19

(1) Sum of reconciling items may differ from total due to rounding of individual components

Crawford | Q4 & FY 2025 FINANCIAL RESULTS

Reconciliation of Full-Year Non-GAAP Results Year Ended December 31, 2025 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share(1) Diluted (Loss) Earnings per CRD-B Share GAAP $ 34,600 $ 19,634 $ 0.39 $ 0.40 Adjustments: Amortization of intangible assets 8,431 7,094 0.14 0.14 Non-service-related pension costs 9,413 7,314 0.15 0.15 Contingent earnout adjustments 537 537 0.01 0.01 Restructuring and other costs, net 13,996 10,735 0.22 0.22 Non-GAAP Adjusted $ 66,977 $ 45,314 $ 0.91 $ 0.91 Year Ended December 31, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 41,112 $ 26,596 $ 0.53 $ 0.54 Adjustments: Amortization of intangible assets 7,497 6,368 0.13 0.13 Non-service-related pension costs 9,764 7,631 0.15 0.15 Contingent earnout adjustments (1,099) (1,155) (0.02) (0.02) Non-GAAP Adjusted $ 57,274 $ 39,440 $ 0.79 $ 0.80 Q4 & FY 2025 FINANCIAL RESULTS (1) Sum of reconciling items may differ from total due to rounding of individual components